Investments in Equity Securities	12 Months Ended
Dec. 31, 2021
Equity Method Investments and Joint Ventures [Abstract]
Investments in Equity Securities
Note 10. Investments in Equity Securities
We have certain equity security investments which are included in Investments in equity securities on the Consolidated Balance Sheets.
The Company owns common shares, participation rights, and options to purchase additional common shares in Global NRG H2 Limited (“NRG”). The Company does not have control and does not have the ability to exercise significant influence over the operating and financial policies of this entity. The Company’s investment totaled
$0.1 million
 as of December 31, 2020 and
 the Company
 increased its investment
to $2.5 million as of

December 31, 2021.
On July 29, 2021, the Company entered into a Master Hub Agreement with Raven SR, LLC (“Raven SR”) whereby Raven SR granted to the Company a right of first refusal to co-invest in up to 100 of Raven SR’s first 200 solid waste-to-hydrogen generation and production facilities hubs), and up to 150 of Raven SR’s gas-to-hydrogen generation and production facilities across the United States on a hub-by-hub basis. In connection with this agreement, Hyzon invested $2.5 million on July 30, 2021, to acquire a minority interest in Raven SR and options to purchase additional common shares. The Company’s investment in Raven SR was
$2.5 million as of December 31, 2021.
The Company’s total investments in equity
securities
as of December 31, 2021 and 2020, were $5.0 million and $0.1 million, respectively.